Exhibit 99.1
Trulieve Reports Fourth Quarter and Full Year 2025 Results with
60% Gross Margin and Record Cash Flow Generation

•Full year revenue of $1.2 billion, with 60% gross margin
•Record 2025 cash flow from operations of $273 million and free cash flow of $229 million*
•Record 50.1 million branded product units sold in 2025, up 5% compared to last year

Tallahassee, FL – February 26, 2026 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the fourth quarter and full year ended December 31, 2025. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles (GAAP), unless otherwise indicated. Numbers may not sum perfectly due to rounding.
2025 Full Year Financial and Operational Highlights*
•Revenue of $1.2 billion, with 94% of revenue from retail sales.
•Achieved gross margin of 60%, with GAAP gross profit of $711 million.
•Reported net loss attributable to common shareholders of $116 million. Adjusted net loss of $27 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved record adjusted EBITDA of $427 million*, or 36% of revenue, up $7 million or 2% from 2024.
•Generated record cash flow from operations of $273 million and free cash flow of $229 million*.
•Cash at year end totaled $256 million.
•Redeemed $368 million of senior secured notes due 2026 and repaid $15.8 million mortgage.
•Closed $140 million private placement of senior secured notes due 2030.
•Granted conditional approval for a Dispensing Organization license under the Texas Compassionate Use Program.
•Grew rewards program to 915,000 members as of December 31, 2025.
•Added 11 dispensaries in 2025, with 233 retail locations nationwide at year end.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
Q4 2025 Financial and Operational Highlights*
•Revenue of $293 million, with 93% of revenue from retail sales.
•Achieved gross margin of 60%, with GAAP gross profit of $175 million.
•Reported net loss attributable to common shareholders of $43 million. Adjusted net loss of $3 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved adjusted EBITDA of $105 million*, or 36% of revenue.
•Generated cash flow from operations of $59 million and free cash flow of $56 million*.

•Released a new mobile app serving Florida customers enabling patients to browse and reserve products, view promotions, and check rewards status through a seamless digital experience.
•Opened one dispensary in Findlay, Ohio.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

Recent Developments
•Opened one dispensary in Fort Myers, Florida.
•Closed second tranche $60 million private placement of senior secured notes due 2030.
•Currently operate 234 retail dispensaries and over four million square feet of cultivation and processing capacity in the United States.

Management Commentary

“We finished the year strong, winning a conditional license in Texas and repositioning our debt,” said Kim Rivers, Trulieve CEO. “With rescheduling on the horizon, Trulieve is carrying the momentum into 2026, prioritizing expanded access, loyal customers, branded products and growth initiatives.”
Financial Highlights*

Results of Operations	For the Three Months Ended					For the Full Year Ended
(Figures in millions except per share data)	December 31, 2025	December 31, 2024	% Better / (Worse)	September 30, 2025	% Better / (Worse)	December 31, 2025	December 31, 2024	% Better / (Worse)
Revenue	$293	$301	(3%)	$288	2%	$1,181	$1,186	—%
Gross profit	$175	$187	(6%)	$170	3%	$711	$716	(1%)
Gross margin %	60%	62%		59%		60%	60%
Operating expenses	$160	$186	14%	$128	(25%)	$568	$618	8%
Operating expenses %	55%	62%		44%		48%	52%
Net loss**	$(43)	$(60)	28%	$(27)	(60%)	$(116)	$(155)	25%
Net loss continuing operations	$(45)	$(60)	26%	$(24)	(89%)	$(117)	$(155)	25%
Adjusted net (loss) income	$(3)	$3	NMF	$(12)	75%	$(27)	$(19)	(41%)
Basic and diluted shares outstanding	192	190		191		191	190
EPS continuing operations	$(0.23)	$(0.26)	12%	$(0.11)	(103%)	$(0.58)	$(0.79)	26%
Adjusted EPS	$(0.02)	$0.02	NMF	$(0.07)	75%	$(0.14)	$(0.10)	(40%)
Adjusted EBITDA	$105	$111	(6%)	$103	2%	$427	$420	2%
Adjusted EBITDA Margin %	36%	37%		36%		36%	35%

NMF - No Meaningful Figure
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on February 26, 2026, at 8:30 A.M. Eastern time, to discuss its fourth quarter and full year 2025 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 9288786

International: 1-412-542-4136	Passcode: 9288786
A live audio webcast of the conference call will be available at:
Trulieve Fourth Quarter and Full Year 2025 Results Call

A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events
The Company’s Form 10-K for the year ended December 31, 2025 will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management's Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	December 31, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$255.5	$238.8
Short-term investments	—	60.4
Restricted cash	—	0.9
Accounts receivable, net	10.5	8.3
Inventories	242.3	231.4
Income tax receivable	8.5	10.0
Prepaid expenses	18.3	23.0
Other current assets	25.5	26.2
Notes receivable - current portion, net	1.2	4.8
Assets associated with discontinued operations	0.9	0.9
Total current assets	562.7	604.6
Property and equipment, net	670.4	716.1
Right of use assets - operating, net	108.3	119.5
Right of use assets - finance, net	60.0	64.4
Intangible assets, net	798.4	859.5
Goodwill	483.9	483.9
Notes receivable, net	0.5	0.5
Other assets	10.0	19.8
Long-term assets associated with discontinued operations	1.9	2.0
TOTAL ASSETS	$2,696.1	$2,870.3
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$82.7	$94.0
Deferred revenue	9.6	8.0
Notes payable - current portion	4.1	3.4
Operating lease liabilities - current portion	13.0	12.1
Finance lease liabilities - current portion	10.7	9.5
Construction finance liabilities - current portion	2.4	1.9
Contingencies	0.8	6.3
Liabilities associated with discontinued operations	3.7	3.1
Total current liabilities	126.9	138.5
Long-Term Liabilities:
Private placement notes, net	136.7	364.8
Notes payable, net	90.8	111.9
Operating lease liabilities	107.9	117.5
Finance lease liabilities	64.1	67.7
Construction finance liabilities	133.8	135.5
Deferred tax liabilities	178.0	196.5
Uncertain tax position liabilities	668.4	445.2
Other long-term liabilities	11.4	5.0
Long-term liabilities associated with discontinued operations	34.9	38.6
TOTAL LIABILITIES	$1,553.1	$1,621.2
EQUITY
Common stock, no par value; unlimited shares authorized. 192,307,145 and 191,005,940 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively.	$—	$—
Additional paid-in-capital	2,073.4	2,057.0
Accumulated deficit	(912.1)	(795.7)
Non-controlling interest	(18.2)	(12.3)
TOTAL EQUITY	1,143.0	1,249.0
TOTAL LIABILITIES AND EQUITY	$2,696.1	$2,870.3

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended December 31,		Full Year Ended December 31,
	2025	2024	2025	2024
Revenue	$293.1	$301.1	$1,181.2	$1,186.5
Cost of goods sold	118.0	114.1	470.0	470.7
Gross profit	175.2	187.0	711.2	715.8
Expenses:
Selling, general, and administrative	126.3	157.9	445.2	510.4
Depreciation and amortization	29.4	28.6	117.6	112.8
Impairment and other charges, net of (recoveries)	4.1	(0.9)	4.8	(5.3)
Total expenses	159.9	185.7	567.7	618.0
Income from operations	15.3	1.3	143.5	97.8
Other income (expense):
Interest expense, net	(14.7)	(14.6)	(63.5)	(62.2)
Interest income	3.4	3.2	14.5	14.7
Loss on debt extinguishments, net	(1.7)	—	(1.7)	—
Other income (expense), net	0.6	(2.8)	(1.4)	(7.6)
Total other expense, net	(12.4)	(14.2)	(52.0)	(55.1)
Income (loss) before provision for income taxes	2.9	(12.9)	91.5	42.7
Provision for income taxes	47.9	47.6	208.1	197.6
Net loss from continuing operations	(44.9)	(60.5)	(116.6)	(154.9)
Net income (loss) from discontinued operations, net of tax benefit (provision) of $232, $0, and $(209),and $4,101 respectively	1.4	(1.1)	(5.6)	(5.7)
Net loss	(43.6)	(61.6)	(122.2)	(160.6)
Less: net loss attributable to non-controlling interest from continuing operations	(0.7)	(1.8)	(5.9)	(5.5)
Net loss attributable to common shareholders	$(42.9)	$(59.8)	$(116.4)	$(155.1)

Earnings Per Share
Net loss per share - Continuing operations:
Basic and diluted	$(0.23)	$(0.26)	$(0.58)	$(0.79)
Net income (loss) per share - Discontinued operations:
Basic and diluted	$0.01	$(0.01)	$(0.03)	$(0.03)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	191.7	190.0	191.3	190.0

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended December 31,		Full Year Ended December 31,
	2025	2024	2025	2024
Cash flows from operating activities
Net loss	$(43.6)	$(61.6)	$(122.2)	$(160.6)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29.4	28.6	117.6	112.8
Depreciation included in cost of goods sold	14.2	13.5	55.8	53.6
Impairment and other charges, net of (recoveries)	2.4	(0.9)	4.8	(5.3)
Loss on debt extinguishments, net	1.7	—	1.7	—
Gain from disposal of discontinued operations	(0.8)	—	(0.8)	—
Share-based compensation	4.0	4.6	20.5	20.2
Deferred income taxes	(3.9)	(7.7)	(18.6)	(10.4)
Other non-cash changes	4.2	4.1	20.1	18.2
Changes in operating assets and liabilities:
Inventories	1.0	(10.5)	(10.9)	(18.7)
Accounts receivable	(0.3)	1.5	(3.7)	0.7
Other assets	2.4	(2.1)	5.8	(9.1)
Accounts payable and accrued liabilities	0.3	2.6	(11.3)	7.2
Income tax receivable / payable	(1.1)	(4.2)	1.6	(8.5)
Other liabilities	(2.7)	(0.5)	(16.4)	(1.6)
Uncertain tax position liabilities	52.1	61.1	223.2	264.9
Proceeds received from insurance for operating expenses	—	2.1	5.7	8.0
Net cash provided by operating activities	59.2	30.7	272.8	271.5
Cash flows from investing activities
Purchases of property and equipment	(3.4)	(42.7)	(44.2)	(122.6)
Purchases of internal use software	(3.7)	(6.8)	(16.3)	(25.1)
Purchases of short-term investments	—	—	—	(80.0)
Maturities of short-term investments	—	20.0	60.0	20.0
Other purchases and payments	—	—	(0.1)	(7.6)
Other proceeds	1.2	6.3	14.1	8.7
Net cash (used in) provided by investing activities	(5.9)	(23.2)	13.5	(206.6)
Cash flows from financing activities
Proceeds from private placement notes	140.0	—	140.0	3.0
Payments on long-term borrowings	(385.9)	(1.8)	(393.3)	(8.1)
Payments for debt issuance costs	(3.3)	—	(3.3)	0.2
Payments for taxes related to net share settlement of equity awards	(4.4)	(2.5)	(4.8)	(14.8)
Other payments and distributions	(1.9)	(2.1)	(9.0)	(13.8)
Net cash used in financing activities	(255.4)	(6.4)	(270.5)	(33.4)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(202.1)	1.1	15.8	31.4
Cash, cash equivalents, and restricted cash, beginning of period	457.6	238.6	239.7	208.0
Cash and cash equivalents of discontinued operations, beginning of period	—	—	—	0.3
Less: cash and cash equivalents of discontinued operations, end of period	—	—	—	—
Cash, cash equivalents, and restricted cash, end of period	$255.5	$239.7	$255.5	$239.7

The condensed consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net (loss) income, adjusted net (loss) income per diluted share, and free cash flow.
The Company calculates EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net income (loss) divided by basic and diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures.
Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Full Year Ended
	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2025	December 31, 2024
Net loss attributable to common shareholders	$(42.9)	$(59.8)	$(26.8)	$(116.4)	$(155.1)
Add (deduct) impact of:
Interest expense, net	$14.7	$14.6	$16.1	$63.5	$62.2
Interest income	$(3.4)	$(3.2)	$(4.4)	$(14.5)	$(14.7)
Provision for income taxes	$47.9	$47.6	$53.0	$208.1	$197.6
Depreciation and amortization	$29.4	$28.6	$29.5	$117.6	$112.8
Depreciation included in cost of goods sold	$14.2	$13.5	$13.9	$55.8	$53.6
EBITDA (Non-GAAP)	$59.9	$41.3	$81.3	$314.1	$256.4
EBITDA Margin (Non-GAAP)	20%	14%	28%	27%	22%

Impairment and other charges, net of (recoveries)	$4.1	$(0.9)	$(0.9)	$4.8	$(5.3)
Campaign and political contributions	$32.4	$54.8	$6.3	$66.1	$117.5
Acquisition, transaction, and other non-recurring costs	$4.7	$7.6	$3.8	$13.2	$18.2
Share-based compensation	$4.0	$4.6	$5.8	$20.5	$20.2
Loss on debt extinguishments, net	$1.7	$—	$—	$1.7	$—
Other (income) expense, net	$(0.6)	$2.8	$1.2	$1.4	$7.6
Discontinued operations, net of tax, attributable to common shareholders	$(1.4)	$1.1	$5.0	$5.6	$5.7
Adjusted EBITDA (Non-GAAP)	$104.8	$111.4	$102.7	$427.3	$420.2
Adjusted EBITDA Margin (Non-GAAP)	36%	37%	36%	36%	35%

Reconciliation of Non-GAAP Adjusted Net (Loss) Income (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP adjusted net (loss) income, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2025	December 31, 2024
Net loss attributable to common shareholders	$(42.9)	$(59.8)	$(26.8)	$(116.4)	$(155.1)
Net (income) loss from discontinued operations, net of tax, attributable to common shareholders	$(1.4)	$1.1	$5.0	$5.6	$5.7
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$9.0	$—	$—	$—
Net loss from continuing operations available to common shareholders	$(44.3)	$(49.7)	$(21.8)	$(110.8)	$(149.4)
Add (deduct) impact of:
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$(9.0)	$—	$—	$—
Impairment and other charges, net of (recoveries)	$4.1	$(0.9)	$(0.9)	$4.8	$(5.3)
Campaign and political contributions	$32.4	$54.8	$6.3	$66.1	$117.5
Acquisition, transaction, and other non-recurring costs	$4.7	$7.6	$3.8	$13.2	$18.2
Adjusted net (loss) income (Non-GAAP)	$(3.1)	$2.9	$(12.5)	$(26.7)	$(19.0)

Reconciliation of Non-GAAP Adjusted Net (Loss) Income Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders per share to non-GAAP adjusted net (loss) income per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed are per share except for shares which are in millions)	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2025	December 31, 2024
Net loss attributable to common shareholders	$(0.22)	$(0.31)	$(0.14)	$(0.61)	$(0.82)
Net (income) loss from discontinued operations, net of tax, attributable to common shareholders	$(0.01)	$0.01	$0.03	$0.03	$0.03
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$0.05	$—	$—	$—
Net loss from continuing operations available to common shareholders	$(0.23)	$(0.26)	$(0.11)	$(0.58)	$(0.79)
Add (deduct) impact of:
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$(0.05)	$—	$—	$—
Impairment and other charges, net of (recoveries)	$0.02	$(0.00)	$(0.00)	$0.03	$(0.03)
Campaign and political contributions	$0.17	$0.29	$0.03	$0.35	$0.62
Acquisition, transaction, and other non-recurring costs	$0.02	$0.04	$0.02	$0.07	$0.10
Adjusted net (loss) income (Non-GAAP)	$(0.02)	$0.02	$(0.07)	$(0.14)	$(0.10)
Basic and diluted shares outstanding	191.7	190.0	191.3	191.3	190.0

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2025	December 31, 2024
Cash flow from operating activities	$59.2	$30.7	$76.8	$272.8	$271.5
Payments for property and equipment	$(3.4)	$(42.7)	$(12.3)	$(44.2)	$(122.6)
Free cash flow (Non-GAAP)	$55.8	$(12.0)	$64.4	$228.6	$148.9

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2026 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor and Media Contact
Christine Hersey, Chief Corporate Affairs & Strategy Officer
+1 (424) 202-0210
Christine.Hersey@Trulieve.com